SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2000


                       EVEREST REINSURANCE HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-13816                   22-3263609
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



         477 Martinsville Road
             P.O. Box 830
          Liberty Corner, NJ                                    07938-0830
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 908-604-3000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 19, 2000, Everest Reinsurance Holdings, Inc. ("the Company"), a Delaware corporation and subsidiary of Everest Re Group, Ltd. ("Everest Group"), completed the acquisition of all of the issued and outstanding capital stock of Gibraltar Casualty Company ("Gibraltar") from The Prudential Insurance Company of America ("The Prudential") pursuant to a Stock Purchase Agreement between The Prudential and the Company dated February 24, 2000 and amended on August 8, 2000 (the "Stock Purchase Agreement"). As a result of the acquisition, Gibraltar became a wholly owned subsidiary of the Company and, immediately following the acquisition, its name was changed to Mt. McKinley Insurance Company.

         Gibraltar, a run-off property and casualty insurer in the United States, has had a long relationship with the Company and its principal operating company, Everest Reinsurance Company ("Everest Re"). Gibraltar was formed in 1978 by Everest Re and wrote direct insurance until 1985, when it was placed in run off. In 1991, Gibraltar became a subsidiary of The Prudential. Gibraltar is also a reinsurer of Everest Re (all as detailed in filings that the Company and Everest Group have made with the Securities and Exchange Commission). Under a series of transactions dating to 1986, Gibraltar reinsured several components of Everest Re's business. In particular, in connection with The Prudential's initial public offering of the Company's stock in 1995, Gibraltar provided stop-loss reinsurance protection for any adverse loss development on Everest Re's reserves, with $375 million in limits, of which approximately $90 million remains available. The stop-loss and other reinsurance contracts between Gibraltar and Everest Re remain in effect following the acquisition.

         With performing assets and accrued income of $507 million and total assets of $654 million supporting its liabilities, Gibraltar had unaudited GAAP stockholders' equity of approximately $56 million at June 30, 2000. In connection with the acquisition, Prudential Property and Casualty Insurance Company ("Prupac"), a subsidiary of The Prudential, provided reinsurance to Gibraltar covering 80% of the first $200 million of any adverse development of Gibraltar's reserves and The Prudential guaranteed Prupac's obligations to Gibraltar.

         The purchase price paid by the Company for Gibraltar was $51.8 million in cash reflecting a modest negotiated discount to stockholders' equity. The purchase price was funded primarily by borrowings under Everest Holdings' revolving line of credit.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(c)      Exhibits

2.1 Stock Purchase Agreement between The Prudential Insurance Company of America and Everest Reinsurance Holdings, Inc. for the sale of common stock of Gibraltar Casualty Company dated February 24, 2000 (incorporated by reference to Exhibit 10.32 to the Everest Re Group, Ltd. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-15731)).

2.2 Amendment No. 1, dated August 8, 2000, to Stock Purchase Agreement between The Prudential Insurance Company of America and Everest Reinsurance Holdings, Inc. for the sale of common stock of Gibraltar Casualty Company dated February 24, 2000 (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 (File No. 1-13816)).

10.1 Proportional Excess of Loss Reinsurance Agreement dated September 19, 2000 between Mt. McKinley Insurance Company (f/k/a Gibraltar
         Casualty Company) and Prudential Property and Casualty Insurance Company (incorporated by reference to Exhibit 10.1 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

10.2 Guarantee Agreement dated September 19, 2000 by The Prudential Insurance Company of America in favor of Mt. McKinley Insurance Company (f/k/a Gibraltar Casualty Company) (incorporated by reference to
         Exhibit 10.2 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

99.1 Press Release issued by Everest Re Group, Ltd. on September 19, 2000 (incorporated by reference to Exhibit 99.1 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 3, 2000



                                           EVEREST REINSURANCE HOLDINGS, INC.



                                           By:  /S/  JANET J. BURAK
                                                --------------------------------
                                           Name: Janet J. Burak
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary


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
                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION OF DOCUMENT

2.1 Stock Purchase Agreement between The Prudential Insurance Company of America and Everest Reinsurance Holdings, Inc. for the sale of common stock of Gibraltar Casualty Company dated February 24, 2000 (incorporated by reference to Exhibit 10.32 to the Everest Re Group, Ltd. Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 1-15731)).

2.2 Amendment No. 1, dated August 8, 2000, to Stock Purchase Agreement between The Prudential Insurance Company of America and Everest Reinsurance Holdings, Inc. for the sale of common stock of Gibraltar Casualty Company dated February 24, 2000 (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 (File No. 1-13816)).

10.1 Proportional Excess of Loss Reinsurance Agreement dated September 19, 2000 between Mt. McKinley Insurance Company (f/k/a Gibraltar Casualty Company) and Prudential Property and Casualty Insurance Company (incorporated by reference to Exhibit 10.1 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

10.2               Guarantee   Agreement  dated   September  19,  2000   by  The
                   Prudential Insurance Company of America in favor of Mt. McKinley Insurance Company (f/k/a Gibraltar Casualty Company) (incorporated by reference to Exhibit 10.2 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

99.1 Press Release issued by Everest Re Group, Ltd. on September 19, 2000 (incorporated by reference to Exhibit 99.1 to the Everest Re Group, Ltd. Current Report on Form 8-K dated October 3, 2000 (File No. 1-15731)).

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